Philadelphia, PA November 6, 2015

Forward looking statements This presentation contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward- looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3) the Company could have adverse legal actions of a material nature; (4) the Company may face competitive loss of customers; (5) the Company may be unable to manage its expense levels; (6) the Company may have difficulty retaining key employees; (7) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (8) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (9) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (10) the Company may experience difficulties growing loan and deposit balances; ((11) the current economic environment poses significant challenges for us and could adversely affect our financial condition and results of operations; (12) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions resulting in either actual losses or other than temporary impairments on such investments; (13) the effects of the Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations promulgated and to be promulgated thereunder, which may subject the Company and its subsidiaries to a variety of new and more stringent legal and regulatory requirements which adversely affect their respective businesses; (14) the impact of new minimum capital thresholds established as a part of the implementation of Basel III; and (15) other risk factors relating to the banking industry or the Company as detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including those risk factors included in the disclosures under the heading “ITEM 1A Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made. 2

• Total Assets $3.5 bil • Branches 82 • FTE 828 • Market Cap $743 mil • Institutional Ownership 63% • Average Daily Volume $2.5 mil Date: October 30, 2015 3

Value in the banking sector? Checklist for success in current environment: • Markets – Solid distribution network – Stable geographic markets – Disciplined competition • Performance – Strong net interest margin – Strong NIM management – Strong fee income – Ability to control expenses • Growth – Liquidity to grow – Ability to grow share in market – Opportunity to grow into new markets • Capital – Strongly Capitalized • Management 4

City Holding Company • Markets: Operates an extremely strong retail/commercial franchise in stable markets with disciplined competition • Asset Quality: Strong compared to peers and City’s management has recognized and dealt with issues • Performance: Has consistently outperformed peers with respect to earnings, capital, and liquidity • Growth: Growing and succeeding in slow- growth stable markets with targeted expansion into new markets 5

City National Markets 1st Branch Share & 2nd Deposit Share (10%) In Charleston MSA/Huntington MSA; $10.5 Billion 1st Branch Share & 31% Deposit Share $2.0 Billion 2nd Branch Share & 2nd Deposit Share (15%) in Staunton MSA $1.4 Billion 2nd Branch Share & 6% Deposit Share in Winchester VA & Morgan, Berkeley & Jefferson Co. WV $4.3 Billion 6

Market Position Market Population Deposits ($mm) Deposit Share National/ Regional Banks Deposit Share Branches Branch Share Branch Rank Beckley/Lewisburg WV 175,000 $703 29% 24% 16 25% 1 Huntington/Ashland MSA 365,000 575 11% 27% 19 15% 1 Charleston MSA 240,000 523 10% 60% 11 15% 2 Winchester/Martinsburg 351,000 344 6% 39% 12 9% 2 Valley Region 205,000 259 12% 31% 8 14% 3 7 Note: Green highlight indicates market expansion as a result of the acquisition.

Bank Director ranked City: CHCO: A High Performing Bank 8 • #3 of largest 150 US banks in 2010 • #8 among US Banks with assets between $1B - $5B in 2011 • #19 among US Banks with assets between $1B - $5B in 2012 • #5 among US Banks with assets between $1B - $5B in 2013 • Named City 10th on the “Nifty Fifty” for best use of capital in 2013 & 2014

ROA -1.50% -1.00% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2008 2009 2010 2011 2012 2013 2014 2015 YTD CHCO W/O Merger Costs $1B - $5B Peer Data as of June 30, 2015 9

ROTCE -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 2008 2009 2010 2011 2012 2013 2014 2015 YTD CHCO W/O Merger Costs $1B - $5B Peer Data as of June 30, 2015 10

The key to City’s success: an enviable deposit franchise • Branches 82 • Average Deposits per Branch $35 MM • Average Households per Branch 2,000 • Average Deposit Share 12.9% • Average Household Share* 23% * - Excludes Coastal Region 11

Low cost and stable funding: 12% 15% 18% 10% 9% 18% 11% 4% 2% 0.5% Equity Non Interest DDA Interest DDA Savings MMS CDs Jumbos Customer Repos FHLB Other Trust Preferred Data: September 30, 2015 12

Reported NIM and NIM Excluding Acquisition Accretion, Interest rate floors, and PSL’s: 3.52% 3.00% 3.50% 4.00% 4.50% 5.00% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD $1 to $5B Peer CHCO CHCO excluding PSLs, floors & accretion Peer Data as of June 30, 2015 March 2008 thru June 2011: NIM supported by Interest Rate Floors 2013 & 2014: NIM supported by Accretion from acquisitions 13

CHCO’s sensitivity to interest rate risk : Immediate Basis Point Change in Interest Rates Estimated Increase or Decrease in Net Income between 1-12 months +400 Bp +3.9% +300 Bp +5.8% +200 Bp +5.5% +100 Bp +2.8% Data: September 30, 2015 Assumes that deposit mix changes as rates rise 14

Strong deposit franchise drives top decile non-interest revenue: 31.7% 68.3% City Holding Company Non Interest Income Net Interest Income *As of September 30, 2015. Non-interest income excludes investment gains/(losses) & gain from sale of insurance division. Sample of 282 reporting publicly traded banks and thrifts with assets between $1 and $10 billion as of June 30, 2015, excluding investment gains/(losses) 26.2% 73.8% Peer Group Non Interest Income Net Interest Income 15

Non-interest income is branch driven: 2009 2010 2011 2012 2013 2014 YTD 2015 Bankcard Revenues $9.0 $9.9 $11.1 $12.4 $13.5 $15.1 $12.0 Service Charges $36.0 $30.1 $27.0 $26.3 $27.6 $26.6 $19.4 Insurance $5.6 $5.5 $5.9 $6.1 $5.8 $6.0 $- Investment Management $2.3 $2.8 $3.1 $3.8 $4.0 $4.6 $3.6 BOLI $3.3 $3.4 $3.2 $3.0 $3.4 $3.1 $2.5 16 2015 YTD is through September 30, 2015

CityInsurance • Sold in January 2015 to The Hilb Group • Resulted in a one-time after-tax gain of $5.8 million recognized in Q1 2015 • CityInsurance had revenues of $6.0 million and expenses of $4.2 million during 2014 • CityInsurance had 43 FTE’s at December 31, 2014 • City’s decision to sell was due to rapidly consolidating insurance industry & our conclusion that City should exit before our position in the insurance business was irrelevant. 17

Noninterest Income/Total Revenues 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 2008 2009 2010 2011 2012 2013 2014 2015 YTD CHCO $1B - $5B Peer Data as of June 30, 2015 18

Efficiency Ratio 40.0% 50.0% 60.0% 70.0% 2008 2009 2010 2011 2012 2013 2014 2015 YTD CHCO $1B - $5B Data as calculated using SNL Financial definition. Peer data as of June 30, 2015. 19

Charge-off trends: 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2008 2009 2010 2011 2012 2013 2014 2015 YTD Net Charge-off % Industry Source: FDIC, All Insured Depository Institutions Peer data as of June 30, 2015 20

Non-performing assets: 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% NPA/Assets Industry Source: FDIC, All Insured Depository Institutions Peer data as of June 30, 2015 21 Coal related 21% Acquisitions 19% Other 60%

Growth: CHCO is positioned to achieve “reasonable growth” in its core franchise • Commercial • Retail Lending • Trust & Investment Management • Deposits 22

Commercial loan growth: Success achieved due to community bank orientation, strong team, strong underwriting, and strong local economies -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD Growth percentages exclude acquisitions in 2005, 2012 & 2013 23

Retail loan growth Adjustable Rate Mortgages, Home Equity Loans, Installment credit $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Loans $M M Residential Real Estate Home Equity (Junior Liens) Consumer 24

Commercial Loan Growth targeted to new markets Key Loan Markets Percent of Commercial Portfolio Core West Virginia Markets 52% Virginia/Eastern Panhandle Markets 20% Charlotte LPO 8% Lexington, KY 11% Columbus, OH 5% Pittsburgh, PA 4% 25

Trust AUM & Revenues: Strong growth AUM CAGR 11.3% and Revenue CAGR 9.3% (Dec 31, 2006-Sept 30, 2015) $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD R e ve n u e s A UM $M M AUM (MM$) Revenues 26 2015 YTD Revenues are annualized.

Deposit growth opportunity: CHCO has many small deposit relationships; peers tend to have larger commercial & public deposits Branches Deposits Deposits/Branch CHCO 82 $ 2.9 B $35 million BBT 64 $ 4.9 B $77 million UBSI 31 $ 1.9 B $61 million JPM 19 $ 1.3 B $68 million HBAN 14 $ 1.0 B $72 million Includes branches within 5 miles of City branch Source: SNL 27

Tangible Common Equity: strong following 2 acquisitions in 2012 & 2013 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% TCE/TA TCE/TA 28

Share Count: 12,000,000 13,000,000 14,000,000 15,000,000 16,000,000 17,000,000 18,000,000 19,000,000 Average Shares Outstanding 29

Growth per share (12/31/10 – 9/30/15): • Loans per share: 8.5% CAGR • Deposits per share: 6.7% CAGR • Non-interest inc per share: 0.5% CAGR • Expenses per share*: 4.4% CAGR Implication: While CHCO operates in relatively low growth markets, high profitability allows share repurchases, which have driven core earnings despite the economic environment of the last several years *-Excludes one-time merger expenses 30

An experienced management team TITLE EXPERIENCE AGE JOINED CEO PPLS; CHCO CFO; PHD 53 2001 EVP – Retail PPLS 59 2001 EVP – Commercial One Valley; BB&T, CPA 65 2004 CFO Public Accounting, CPA 50 2005 SVP - Operations CHCO 51 1989 SVP - Branches Cardinal 44 2013 SVP – Branches BB&T 47 2001 SVP – CCO United Bankshares, CPA 42 1998 SVP Consumer Bank One 48 2001 SVP Mortgage United Bankshares 64 2004 SVP Trust City National Bank 60 1985 Treasurer City National Bank 49 1990 Legal Counsel Dinsmore Shohl 39 2010

Impending Branch Acquisition • 3 branches from American Founders Bank • Lexington, Kentucky • Strong Demographics – Projected 5 year population change – 4.3% – Population younger, wealthier, and better educated • AFB acquired the branches in 2007. • Deposits of $164MM (3/31/2015) • Loans of approximately $125MM • Premium of 5.5% of non-time deposits, 1% of loans • Anticipated contribution to Net interest income in 2016 of $5.7 million, non-interest branch income of branch fees income of $450,000, and incremental direct expenses of $1.9 million. 32

Acquisition philosophy: • Historically less acquisitive than peers • Acquisitions must truly be strategic or meaningfully accretive • Opportunities have increased • Actively looking: • In-market • Adjacent market • Growth markets • Size: Generally $100MM to $1B 33

Acquisition territory: 34

Acquisitions in Growth Markets 35

Virginia Savings Bank • Closed May 31, 2012 • 5 branches in Virginia • $73 million in loans • $123 million in deposits • 5,700 households • Regional population of 185,000 • Regional Households of 72,000 • Projected Population growth of 5.0% over 5 yrs • Our primary competitors in this market are BB&T, United Bank, Bank of Clarke County, and Wells Fargo 36

Community Bank • Closed January 10, 2013 • 10 branches in Virginia – Eight Branches in Staunton, VA region • Population of 205,000 • Households of 79,000 • Competitors: STEL, BBT, STI, BOA, UBSI – Two Branches in Virginia Beach Region • Population of 1.7 million • Households of 625,000 • $410 million in loans • $380 million in deposits • 13,650 households • Projected Population growth of 3.1% over 5 years in Staunton, VA region 37

Retail Enhancements in Virginia • 70% of Virginia Branches acquired are unprofitable due to low retail loan balances – Solution: Originate More Retail Loans • Under CHCO, Retail Loan Production: $39MM in 2013 • $47MM in 2014 – Was not a focus for predecessors due to liquidity constraints – Significant Opportunity for CHCO to improve the profitability of the Virginia franchise 38

Retail Enhancements in Virginia • Closed Harrisonburg Branch (Feb 2013) – Had 288 households; Primarily Indirect Auto Focus • Closed Lake James Branch (Dec 2013) – Had 981 households • Indirect Auto Loans – down $18.8MM (91%) since January 2013 – Scale business – Unacceptable risk-return balance • Relocated Winchester Branch (Aug 2013) • Renovated Woodstock Branch (Aug 2013) 39

Financial Impact of Acquisitions: VSB - Before VSB – After Community – Before Community - After Branches 5 5 11 9 FTE 48 32 (-33%) 153 60 (-60%) Loans^ $73 MM (Mar 12 Call) $86 MM $371 MM $302 MM * Deposits $120 MM $144 MM $385 MM $293 MM ** Expenses $4.7 MM (2011) $2.7 MM (-42%) (2014) $14.7 MM (2012) $5.7 MM (-61%) (2014) Retail Trans. Acct. Hhlds 4,022 5,456 11,146 10,962 * ^ Loans are balances after the mark-to-market * Closed Harrisonburg & Lake James Branches ** Brokered Deposits 40

Accretion from Acquisitions $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 2012 2013 2014 2015 2016 2017 Historical Forecasted 41

Industry Challenges in 2015: • Economic Activity & Loan Growth • Mortgage Banking Slowdown • Branch Fees are stagnant • Loan Competition – Terms & Price • Regulatory Compliance • Future Regulatory Agenda 42 Challenges specific to CHCO: • Downturn in Mining

CHCO overcomes challenges thru: • Excellent distribution network • Exceptional Customer Depth driving strong non-interest income • Markets characterized by disciplined competition • Industry leading profitability achieved from strong non-interest income and discipline in managing expenses • Strong liquidity from a strong depository base • Strong capital levels coupled with capital-generating capacity • Well regarded Common stock valued in acquisitions • Limited exposure to coal-based businesses • Increasing exposure to higher growth markets • Sufficient size to easily address regulatory challenges confronting smaller banks • Strong and stable management team 43

CHCO represents good value and stability • Pricing Metrics*: • Price to Book: 175% • Price to Tangible Book: 210% • Price to 2016 Projected Earnings** 15.3x • Dividend Yield 3.5% • Div Payout Ratio** 49% • Tangible Capital/Tangible Assets*** 10.14% • Institutional Ownership 63% * Based on Price of $47.83 (10/30/15) ** Based on analyst estimate of $3.12 for 2016 (average of 3) *** September 30, 2015 44

Average Daily Volume and Short Position in CHCO 0 10 20 30 40 50 60 70 80 90 100 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 Da y s t o Co v e r A v er a ge Dail y V ol u m e Volume Days to cover At October15, 2015: 1,134,983 shares shorted 15,320,850 shares outstanding 45

Cash Dividends/Share Declared & Dividend Payout Ratio 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 D ivide n d P ay ou t R at io Ca sh D ivide n d s/ Sh ar e D e cl ar e d Dividends/Share Dividend Payout Ratio 46